Virtus Core Plus Bond Fund, Virtus Global Dynamic Allocation Fund and

Virtus Preferred Securities and Income Fund,

each a series of Virtus Strategy Trust (the “Trust”)

Supplement dated July 25, 2022 to the Summary Prospectuses of the funds named above,

Statutory Prospectus and Statement of Additional Information (“SAI”) of Virtus Strategy Trust,

each dated January 28, 2022, as supplemented

Important Notice to Investors

Effective July 22, 2022, each of the Virtus Core Plus Bond Fund, Virtus Global Dynamic Allocation Fund and Virtus Preferred Securities and Income Fund (the “Funds”) was liquidated pursuant to a Plan of Liquidation. The Funds have ceased operations and are no longer available for sale. Accordingly, all references to the Funds are deleted from their Statutory Prospectus and SAI, and their Summary Prospectuses are no longer valid.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VST 8060/AGI CPB-GDA-PSI Closed (7/2022)